                                   EXHIBIT 13a

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          FS VARIABLE SEPARATE ACCOUNT

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS


STANDARDIZED AND HYPOTHETICAL PERFORMANCE SINCE INCEPTION

The Average Annual Total Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formulas:

      P (1 + T) (n)  =  ERV

      P = a hypothetical initial purchase payment of $1,000

      T = average annual total return for the period in question

      n = number of years

ERV = redeemable value (as of the end of the stated period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 5-year, or 10-year period in question (or fractional period thereof).

The formula assumes that: (1) all recurring fees have been charged to the contract owner's accounts; (2) all applicable non-recurring charges are deducted at the beginning of the period in question; and (3) there will be a complete redemption at the end of the period in question. The performance figures shown in the table above relate to the contract form containing the highest level of charges

I.    FS VARIABLE SEPARATE ACCOUNT: STANDARDIZED 1-YEAR RETURNS
      (WITHOUT THE PRINCIPAL REWARDS PROGRAM)

      CALCULATION OF ANNUAL RETURN

      FUND VALUE = 1000 (ENDING UNIT VALUE / BEGINNING UNIT VALUE)

      ANNUAL RETURN = (FUND VALUE / 1000) - 1

      UNIT VALUES - (NOT APPLICABLE)


                              Capital          Government &                             Natural
                            Appreciation       Quality Bond          Growth            Resources
                          ----------------   ----------------   ----------------   ----------------
Fund Value                         $691.03          $1,006.30            $695.82            $996.13
One Year Total Return              -30.90%               0.63%            -30.42%             -0.39%
Period Years                          1.00               1.00               1.00               1.00

                             Aggressive
                               Growth        Alliance Growth    Asset Allocation   Blue Chip Growth
                          ----------------   ----------------   ----------------   ----------------
Fund Value                         $670.42            $606.13            $839.85            $624.64
One Year Total Return               -32.96%            -39.39%            -16.01%            -37.54%
Period Years                          1.00               1.00               1.00               1.00

                                                   Davis           "Dogs" Of
                           Corporate Bond      Venture Value      Wall Street      Emerging Markets
                          ----------------   ----------------   ----------------   ----------------
Fund Value                         $987.75            $749.50            $849.35            $842.90
One Year Total Return                -1.23%            -25.05%            -15.07%            -15.71%
Period Years                          1.00               1.00               1.00               1.00

                             Federated                                                 Goldman
                          American Leaders      Global Bond     Global Equities     Sachs Research
                          ----------------   ----------------   ----------------   ----------------
Fund Value                         $719.28            $972.81            $648.99            $636.12
One Year Total Return               -28.07%             -2.72%            -35.10%            -36.39%
Period Years                          1.00               1.00               1.00               1.00

                                                                                    International
                                                 Growth                              Diversified
                          Growth & Income     Opportunities     High-Yield Bond        Equities
                          ----------------   ----------------   ----------------   ----------------
Fund Value                         $706.02            $520.99            $856.70            $632.06
One Year Total Return               -29.40%            -47.90%            -14.33%            -36.79%
Period Years                          1.00               1.00               1.00               1.00

                                                    MFS
                            International     Massachusetts           MFS
                           Growth & Income   Investors Trust     Mid-Cap Growth    MFS Total Return
                          ----------------   ----------------   ----------------   ----------------
Fund Value                         $707.71            $707.33            $448.93            $866.58
One Year Total Return               -29.23%            -29.27%            -55.11%            -13.34%
Period Years                          1.00               1.00               1.00               1.00

                           Putnam Growth:                          Sunamerica
                              Voyager           Real Estate         Balanced          Technology
                          ----------------   ----------------   ----------------   ----------------
Fund Value                         $653.25            $974.83            $764.72            $425.82
One Year Total Return               -34.68%             -2.52%            -23.53%            -57.42%
Period Years                          1.00               1.00               1.00               1.00

                                                Worldwide
                          Telecom Utility      High Income
                          ----------------   ----------------
Fund Value                         $678.61            $909.74
One Year Total Return               -32.14%             -9.03%
Period Years                          1.00               1.00

* Standardized 1-year returns for these portfolios are not available because the portfolios were not in the separate account for one full year.

II.   FS VARIABLE SEPARATE ACCOUNT: STANDARDIZED 5-YEAR RETURNS
      (WITHOUT THE PRINCIPAL REWARDS PROGRAM)

      CALCULATION OF ANNUAL RETURN

      FUND VALUE = 1000 (ENDING UNIT VALUE / BEGINNING UNIT VALUE)

      ANNUAL RETURN = (FUND VALUE / 1000)/\(1/5) - 1

      UNIT VALUES - (NOT APPLICABLE)

                              Capital          Government &                             Natural
                            Appreciation       Quality Bond          Growth            Resources
                          ----------------   ----------------   ----------------   ----------------
Fund Value                       $1,029.60          $1,047.65            $996.59          $1,061.91
Five Year Total Return                2.96%              4.76%             -0.34%              6.19%
Period Years                          5.00               5.00               5.00               5.00

                             Aggressive
                               Growth        Alliance Growth    Asset Allocation   Blue Chip Growth*
                          ----------------   ----------------   ----------------   ----------------
Fund Value                         $966.46            $970.66            $980.38                N/A
Five Year Total Return              -3.35%              -2.93%             -1.96%               N/A
Period Years                         5.00                5.00               5.00               5.00

                                                   Davis           "Dogs" Of
                           Corporate Bond      Venture Value      Wall Street*     Emerging Markets
                          ----------------   ----------------   ----------------   ----------------
Fund Value                       $1,025.91            $991.26                N/A            $927.73
Five Year Total Return               2.59%              -0.87%               N/A              -7.23%
Period Years                          5.00               5.00               5.00               5.00

                             Federated                                                 Goldman
                          American Leaders      Global Bond     Global Equities     Sachs Research*
                          ----------------   ----------------   ----------------   ----------------
Fund Value                         $978.77          $1,037.53            $932.63                N/A
Five Year Total Return               -2.12%              3.75%             -6.74%               N/A
Period Years                          5.00               5.00               5.00               5.00

                                                                                    International
                                                 Growth                              Diversified
                          Growth & Income     Opportunities*    High-Yield Bond        Equities
                          ----------------   ----------------   ----------------   ----------------
Fund Value                         $984.74                N/A            $944.02            $894.79
Five Year Total Return               -1.53%               N/A              -5.60%            -10.52%
Period Years                          5.00               5.00               5.00               5.00

                                                    MFS
                            International     Massachusetts           MFS
                           Growth & Income   Investors Trust     Mid-Cap Growth*   MFS Total Return
                          ----------------   ----------------   ----------------   ----------------
Fund Value                         $946.72            $957.86                N/A          $1,044.37
Five Year Total Return               -5.33%             -4.21%               N/A               4.44%
Period Years                          5.00               5.00               5.00               5.00

                           Putnam Growth:                          Sunamerica
                              Voyager           Real Estate         Balanced          Technology*
                          ----------------   ----------------   ----------------   ----------------
Fund Value                         $933.23            $994.75            $979.79                N/A
Five Year Total Return               -6.68%             -0.52%             -2.02%               N/A
Period Years                          5.00               5.00               5.00               5.00

                                                Worldwide
                          Telecom Utility      High Income
                          ----------------   ----------------
Fund Value                         $905.67            $961.76
Five Year Total Return               -9.43%             -3.82%
Period Years                          5.00               5.00


* Standardized 5-year returns for these portfolios are not available because the portfolios were not in the separate account for five full years.

IV.   FS VARIABLE SEPARATE ACCOUNT: STANDARDIZED LIFETIME RETURNS
      (WITHOUT THE PRINCIPAL REWARDS PROGRAM)

      FUND VALUE = 1000 (31 - DECEMBER - 2002  / INCEPTION DATE UNIT VALUE)

      ANNUAL RETURN = (FUND VALUE / 1000)/\(1/PERIOD) - 1

                              Capital          Government &                             Natural
                            Appreciation       Quality Bond          Growth            Resources
                          ----------------   ----------------   ----------------   ----------------
Fund Value                       $1,111.53          $1,059.68          $1,085.49          $1,053.96
Annualized Total
  Return Since
  Inception                          11.15%              5.97%              8.55%              5.40%
Period Years                          7.74               7.67               7.74               7.59

                             Aggressive
                               Growth        Alliance Growth    Asset Allocation   Blue Chip Growth
                          ----------------   ----------------   ----------------   ----------------
Fund Value                         $999.63          $1,087.40          $1,053.76            $688.97
Annualized Total
  Return Since
  Inception                          -0.04%              8.74%              5.38%            -31.10%
Period Years                          6.58               7.74               7.69               1.99

                                                   Davis           "Dogs" Of
                           Corporate Bond      Venture Value      Wall Street      Emerging Markets
                          ----------------   ----------------   ----------------   ----------------
Fund Value                       $1,048.50          $1,092.36            $976.31            $903.19
Annualized Total
  Return Since
  Inception                           4.85%              9.24%             -2.37%             -9.68%
Period Years                          7.73               7.74               3.20               5.56

                             Federated                                                 Goldman
                          American Leaders      Global Bond     Global Equities     Sachs Research
                          ----------------   ----------------   ----------------   ----------------
Fund Value                       $1,038.27          $1,060.66          $1,005.67            $690.63
Annualized Total
  Return Since
  Inception                           3.83%              6.07%              0.57%            -30.94%
Period Years                          6.58               7.67               7.62               1.98

                                                                                    International
                                                 Growth                              Diversified
                          Growth & Income     Opportunities     High-Yield Bond        Equities
                          ----------------   ----------------   ----------------   ----------------
Fund Value                       $1,084.11            $567.62          $1,004.41            $964.06
Annualized Total
  Return Since
  Inception                           8.41%            -43.24%              0.44%             -3.59%
Period Years                          7.73               1.90               7.65               7.73

                                                    MFS
                            International     Massachusetts           MFS
                           Growth & Income   Investors Trust     Mid-Cap Growth    MFS Total Return
                          ----------------   ----------------   ----------------   ----------------
Fund Value                         $960.16          $1,044.80            $833.02          $1,081.34
Annualized Total
  Return Since
  Inception                          -3.98%              4.48%            -16.70%              8.13%
Period Years                          5.56               7.74               3.20               7.65

                           Putnam Growth:                          Sunamerica
                              Voyager           Real Estate         Balanced          Technology
                          ----------------   ----------------   ----------------   ----------------
Fund Value                       $1,037.55          $1,026.53          $1,033.39            $412.39
Annualized Total
  Return Since
  Inception                           3.76%              2.65%              3.34%            -58.76%
Period Years                          7.74               5.58               6.58               1.95

                                                Worldwide
                          Telecom Utility      High Income
                          ----------------   ----------------
Fund Value                         $975.26          $1,042.79
Annualized Total
  Return Since
  Inception                         -2.47%               4.28%
Period Years                          6.58               7.67

* The "Annualized Total Return Since Inception" for all portfolios less than 1 year are not annualized.

IV.   CALCULATION OF STANDARDIZED ANNUAL RETURN

      UNIT VALUES: (WITHOUT THE PRINCIPAL REWARDS PROGRAM)


                              Capital          Government &                            Natural
                            Appreciation       Quality Bond         Growth            Resources
                          ----------------   ----------------   ----------------   ----------------
Inception Dates                   04/06/95           05/03/95           04/06/95           05/30/95
Inception Date
  Unit Value                        $10.00             $10.00             $10.00             $10.00
12/31/2002                          $11.12             $10.60             $10.85             $10.54


                             Aggressive
                               Growth        Alliance Growth    Asset Allocation   Blue Chip Growth
                          ----------------   ----------------   ----------------   ----------------
Inception Dates                   06/03/96           04/06/95           04/24/95           01/04/01
Inception Date
  Unit Value                        $10.00             $10.00             $10.00             $10.00
12/31/2002                          $10.00             $10.87             $10.54              $6.89


                                                  Davis            "Dogs" Of
                           Corporate Bond     Venture Value       Wall Street      Emerging Markets
                          ----------------   ----------------   ----------------   ----------------
Inception Dates                   04/12/95           04/06/95           10/19/99           06/12/97
Inception Date
  Unit Value                        $10.00             $10.00             $10.00             $10.00
12/31/2002                          $10.49             $10.92              $9.76              $9.03


                             Federated                                                 Goldman
                          American Leaders     Global Bond      Global Equities     Sachs Research
                          ----------------   ----------------   ----------------   ----------------
Inception Dates                   06/03/96           05/02/95           05/22/95           01/09/01
Inception Date
  Unit Value                        $10.00             $10.00             $10.00             $10.00
12/31/2002                          $10.38             $10.61             $10.06              $6.91


                                                                                     International
                                                 Growth                              Diversified
                           Growth & Income    Opportunities     High-Yield Bond        Equities
                          ----------------   ----------------   ----------------   ----------------
Inception Dates                   04/12/95           02/07/01           05/08/95           04/12/95
Inception Date
  Unit Value                        $10.00             $10.00             $10.00             $10.00
12/31/2002                          $10.84              $5.68             $10.04              $9.64


                                                   MFS
                           International      Massachusetts           MFS
                          Growth & Income    Investors Trust     Mid-Cap Growth    MFS Total Return
                          ----------------   ----------------   ----------------   ----------------
Inception Dates                   06/09/97           04/06/95           10/19/99           05/08/95
Inception Date
  Unit Value                        $10.00             $10.00             $10.00             $10.00
12/31/2002                           $9.60             $10.45              $8.33             $10.81


                           Putnam Growth:                          Sunamerica
                              Voyager          Real Estate          Balanced          Technology
                          ----------------   ----------------   ----------------   ----------------
Inception Dates                   04/06/95           06/02/97           06/03/96           01/19/01
Inception Date
  Unit Value                        $10.00             $10.00             $10.00             $10.00
12/31/2002                          $10.38             $10.27             $10.33              $4.12


                                                Worldwide
                          Telecom Utility      High Income
                          ----------------   ----------------
Inception Dates                   06/03/96           05/02/95
Inception Date
  Unit Value                        $10.00             $10.00
12/31/2002                           $9.75             $10.43

I.    FS VARIABLE SEPARATE ACCOUNT: STANDARDIZED 1-YEAR RETURNS
      (WITH THE PRINCIPAL REWARDS PROGRAM)

      CALCULATION OF ANNUAL RETURN

      FUND VALUE = 1000 (ENDING UNIT VALUE / BEGINNING UNIT VALUE)

      ANNUAL RETURN = (FUND VALUE / 1000) - 1

      UNIT VALUES - (NOT APPLICABLE)

                              Capital          Government &                            Natural
                            Appreciation       Quality Bond          Growth           Resources
                          ----------------   ----------------   ----------------   ----------------
Fund Value                         $686.27          $1,007.83            $691.15            $997.48
One Year Total Return               -31.37%              0.78%            -30.88%             -0.25%
Period Years                           1.00              1.00               1.00               1.00

                             Aggressive
                               Growth        Alliance Growth    Asset Allocation   Blue Chip Growth
                          ----------------   ----------------   ----------------  ----------------
Fund Value                         $665.25            $599.66            $838.07            $618.57
One Year Total Return               -33.48%            -40.03%            -16.19%            -38.14%
Period Years                          1.00               1.00               1.00               1.00

                                                  Davis            "Dogs" Of
                           Corporate Bond     Venture Value       Wall Street      Emerging Markets
                          ----------------   ----------------   ----------------   ----------------
Fund Value                         $988.91            $745.90            $847.76            $841.19
One Year Total Return                -1.11%            -25.41%            -15.22%            -15.88%
Period Years                          1.00               1.00               1.00               1.00

                             Federated                                                 Goldman
                          American Leaders     Global Bond      Global Equities     Sachs Research
                          ----------------   ----------------   ----------------   ----------------
Fund Value                         $715.08            $973.69            $643.40            $630.28
One Year Total Return               -28.49%             -2.63%            -35.66%            -36.97%
Period Years                          1.00               1.00               1.00               1.00

                                                                                    International
                                                 Growth                              Diversified
                          Growth & Income     Opportunities     High-Yield Bond        Equities
                          ----------------   ----------------   ----------------   ----------------
Fund Value                         $701.56            $512.85            $855.26            $626.14
One Year Total Return               -29.84%            -48.72%            -14.47%            -37.39%
Period Years                          1.00               1.00               1.00               1.00

                                                   MFS
                           International      Massachusetts           MFS
                          Growth & Income    Investors Trust     Mid-Cap Growth    MFS Total Return
                          ----------------   ----------------   ----------------   ----------------
Fund Value                         $703.28            $702.89            $439.33            $865.33
One Year Total Return               -29.67%            -29.71%            -56.07%            -13.47%
Period Years                          1.00               1.00               1.00               1.00

                           Putnam Growth:                          Sunamerica
                               Voyager         Real Estate          Balanced          Technology
                          ----------------   ----------------   ----------------   ----------------
Fund Value                         $647.74            $975.75            $761.43            $415.80
One Year Total Return               -35.23%             -2.42%            -23.86%            -58.42
Period Years                          1.00               1.00               1.00               1.00

                                                Worldwide
                          Telecom Utility      High Income
                          ----------------   ----------------
Fund Value                         $673.62            $909.36
One Year Total Return               -32.64%             -9.06%
Period Years                          1.00               1.00

* Standardized 1-year returns for these portfolios are not available because the portfolios were not in the separate account for one full year.

II.   FS VARIABLE SEPARATE ACCOUNT: STANDARDIZED 5-YEAR RETURNS
      (WITH THE PRINCIPAL REWARDS PROGRAM)

      CALCULATION OF ANNUAL RETURN

      FUND VALUE =  1000 (ENDING UNIT VALUE / BEGINNING UNIT VALUE)

      ANNUAL RETURN = (FUND VALUE / 1000) /\ (1/5) - 1

      UNIT VALUES - (NOT APPLICABLE)

                              Capital          Government &                             Natural
                            Appreciation       Quality Bond          Growth            Resources
                          ----------------   ----------------   ----------------   ----------------
Fund Value                       $1,030.27          $1,048.62            $996.65          $1,063.13
Five Year Total Return                3.03%              4.86%             -0.34%              6.31%
Period Years                          5.00               5.00               5.00               5.00

                             Aggressive
                               Growth        Alliance Growth    Asset Allocation   Blue Chip Growth*
                          ----------------   ----------------   ----------------   ----------------
Fund Value                         $965.89            $970.18            $980.12                N/A
Five Year Total Return               -3.41%             -2.98%             -1.99%               N/A
Period Years                          5.00               5.00               5.00               5.00

                                                  Davis            "Dogs" Of
                           Corporate Bond     Venture Value       Wall Street*     Emerging Markets
                          ----------------   ----------------   ----------------   ----------------
Fund Value                       $1,026.53            $991.22                N/A            $926.23
Five Year Total Return                2.65%             -0.88%               N/A              -7.38%
Period Years                          5.00               5.00               5.00               5.00

                             Federated                                                 Goldman
                          American Leaders      Global Bond     Global Equities     Sachs Research*
                          ----------------   ----------------   ----------------   ----------------
Fund Value                         $978.47          $1,038.34            $931.25                N/A
Five Year Total Return               -2.15%              3.83%             -6.88%               N/A
Period Years                          5.00               5.00               5.00               5.00

                                                                                    International
                                                 Growth                              Diversified
                          Growth & Income     Opportunities*    High-Yield Bond        Equities
                          ----------------   ----------------   ----------------   ----------------
Fund Value                         $984.56                N/A            $942.93            $892.33
Five Year Total Return               -1.54%               N/A              -5.71%            -10.77%
Period Years                          5.00               5.00               5.00               5.00

                                                   MFS
                           International       Massachusetts          MFS
                          Growth & Income     Investors Trust    Mid-Cap Growth*   MFS Total Return
                          ----------------   ----------------   ----------------   ----------------
Fund Value                         $945.69            $957.09                N/A          $1,045.30
Five Year Total Return               -5.43%             -4.29%               N/A               4.53%
Period Years                          5.00               5.00               5.00               5.00

                           Putnam Growth:                          Sunamerica
                              Voyager          Real Estate          Balanced          Technology*
                          ----------------   ----------------   ----------------   ----------------
Fund Value                         $931.86            $994.80            $979.51                N/A
Five Year Total Return               -6.81%             -0.52%             -2.05%               N/A
Period Years                          5.00               5.00               5.00               5.00

                                                Worldwide
                          Telecom Utility      High Income
                          ----------------   ----------------
Fund Value                         $903.54            $961.10
Five Year Total Return              -9.65%              -3.89%
Period Years                          5.00               5.00

* Standardized 5-year returns for these portfolios are not available because the portfolios were not in the separate account for five full years.

IV. FS VARIABLE SEPARATE ACCOUNT: STANDARDIZED LIFETIME RETURNS (WITH THE PRINCIPAL REWARDS PROGRAM)

      FUND VALUE = 1000 (31 - DECEMBER - 2002  / INCEPTION DATE UNIT VALUE)

      ANNUAL RETURN = (FUND VALUE / 1000) /\ (1/PERIOD) - 1

                              Capital          Government &                            Natural
                            Appreciation       Quality Bond          Growth           Resources
                          ----------------   ----------------   ----------------   ----------------
Fund Value                       $1,113.13          $1,060.68          $1,086.81          $1,054.89
Annualized Total
  Return Since
  Inception                          11.31%              6.07%              8.68%              5.49%
Period Years                          7.74               7.67               7.74               7.59

                             Aggressive
                               Growth        Alliance Growth    Asset Allocation   Blue Chip Growth
                          ----------------   ----------------   ----------------   ----------------
Fund Value                         $999.67          $1,088.74          $1,054.68            $682.25
Annualized Total
  Return Since
  Inception                          -0.03%              8.87%              5.47%            -31.77%
Period Years                          6.58               7.74               7.69               1.99

                                                  Davis             "Dogs" Of
                          Corporate Bond      Venture Value        Wall Street     Emerging Markets
                          ----------------   ----------------   ----------------   ----------------
Fund Value                       $1,049.34          $1,093.76            $976.11            $900.85
Annualized Total
  Return Since
  Inception                           4.93%              9.38%             -2.39%             -9.91%
Period Years                          7.73               7.74               3.20               5.56

                             Federated                                                 Goldman
                          American Leaders     Global Bond      Global Equities     Sachs Research
                          ----------------   ----------------   ----------------   ----------------
Fund Value                       $1,038.99          $1,061.68          $1,005.80            $683.98
Annualized Total
  Return Since
  Inception                           3.90%              6.17%              0.58%            -31.60%
Period Years                          6.58               7.67               7.62               1.98

                                                                                    International
                                                 Growth                              Diversified
                          Growth & Income     Opportunities     High-Yield Bond        Equities
                          ----------------   ----------------   ----------------   ----------------
Fund Value                       $1,085.42            $557.09          $1,004.51            $963.26
Annualized Total
  Return Since
  Inception                           8.54%            -44.29%              0.45%             -3.67%
Period Years                          7.73               1.90               7.65               7.73

                                                   MFS
                           International      Massachusetts           MFS
                          Growth & Income    Investors Trust     Mid-Cap Growth    MFS Total Return
                          ----------------   ----------------   ----------------   ----------------
Fund Value                         $959.39          $1,045.59            $829.26          $1,082.62
Annualized Total
  Return Since
  Inception                          -4.06%              4.56%            -17.07%              8.26%
Period Years                          5.56               7.74               3.20               7.65

                           Putnam Growth:                          Sunamerica
                              Voyager          Real Estate          Balanced          Technology
                          ----------------   ----------------   ----------------   ----------------
Fund Value                       $1,038.23          $1,027.12          $1,034.04            $394.00
Annualized Total
  Return Since
  Inception                           3.82%              2.71%              3.40%            -60.60%
Period Years                          7.74               5.58               6.58               1.95

                                                Worldwide
                          Telecom Utility      High Income
                          ----------------   ----------------
Fund Value                         $974.79          $1,043.55
Annualized Total
  Return Since
  Inception                          -2.52%              4.36%
Period Years                          6.58               7.67

* The "Annualized Total Return Since Inception" for all portfolios less than 1 year are not annualized.

IV.   CALCULATION OF STANDARDIZED ANNUAL RETURN

      UNIT VALUES: (WITH THE PRINCIPAL REWARDS PROGRAM)



                              Capital         Government &                             Natural
                           Appreciation       Quality Bond           Growth            Resources
                          ----------------   ----------------   ----------------   ----------------
Inception Dates                   04/06/95           05/03/95           04/06/95           05/30/95
Inception Date
  Unit Value                        $10.00             $10.00             $10.00             $10.00
12/31/2002                          $11.13             $10.61             $10.87             $10.55


                             Aggressive
                               Growth        Alliance Growth    Asset Allocation   Blue Chip Growth
                          ----------------   ----------------   ----------------   ----------------
Inception Dates                   06/03/96           04/06/95           04/24/95           01/04/01
Inception Date
  Unit Value                        $10.00             $10.00             $10.00             $10.00
12/31/2002                          $10.00             $10.89             $10.55              $6.82


                                                  Davis             "Dogs" Of
                          Corporate Bond      Venture Value        Wall Street     Emerging Markets
                          ----------------   ----------------   ----------------   ----------------
Inception Dates                   04/12/95           04/06/95           10/19/99           06/12/97
Inception Date
  Unit Value                        $10.00             $10.00             $10.00             $10.00
12/31/2002                          $10.49             $10.94              $9.76              $9.01


                             Federated                                                 Goldman
                          American Leaders     Global Bond      Global Equities     Sachs Research
                          ----------------   ----------------   ----------------   ----------------
Inception Dates                   06/03/96           05/02/95           05/22/95           01/09/01
Inception Date
  Unit Value                        $10.00             $10.00             $10.00             $10.00
12/31/2002                          $10.39             $10.62             $10.06              $6.84


                                                                                     International
                                                 Growth                              Diversified
                          Growth & Income     Opportunities     High-Yield Bond        Equities
                          ----------------   ----------------   ----------------   ----------------
Inception Dates                   04/12/95           02/07/01           05/08/95           04/12/95
Inception Date
  Unit Value                        $10.00             $10.00             $10.00             $10.00
12/31/2002                          $10.85              $5.57             $10.05              $9.63


                                                   MFS
                           International      Massachusetts           MFS
                          Growth & Income    Investors Trust     Mid-Cap Growth    MFS Total Return
                          ----------------   ----------------   ----------------   ----------------
Inception Dates                   06/09/97           04/06/95           10/19/99           05/08/95
Inception Date
  Unit Value                        $10.00             $10.00             $10.00             $10.00
12/31/2002                           $9.59             $10.46              $8.29             $10.83


                           Putnam Growth:                         Sunamerica
                              Voyager          Real Estate         Balanced           Technology
                          ----------------   ----------------   ----------------   ----------------
Inception Dates                   04/06/95           06/02/97           06/03/96           01/19/01
Inception Date
  Unit Value                        $10.00             $10.00             $10.00             $10.00
12/31/2002                          $10.38             $10.27             $10.34              $3.94


                                                Worldwide
                          Telecom Utility      High Income
                          ----------------   ----------------
Inception Dates                   06/03/96           05/02/95
Inception Date
  Unit Value                        $10.00             $10.00
12/31/2002                           $9.75             $10.44

I.    FS VARIABLE SEPARATE ACCOUNT: HYPOTHETICAL 1-YEAR RETURNS
      (WITHOUT THE PRINCIPAL REWARDS PROGRAM)

      CALCULATION OF ANNUAL RETURN

      FUND VALUE = 1000 (ENDING UNIT VALUE / BEGINNING UNIT VALUE)

      ANNUAL RETURN = (FUND VALUE / 1000) - 1

      UNIT VALUES - (NOT APPLICABLE)

                              Capital          Government &                            Natural
                            Appreciation       Quality Bond          Growth           Resources
                          ----------------   ----------------   ----------------   ----------------
Fund Value                         $691.03          $1,006.30            $695.82            $996.13
One Year Total Return               -30.90%              0.63%            -30.42%             -0.39%
Period Years                          1.00               1.00               1.00               1.00

                             Aggressive
                               Growth        Alliance Growth    Asset Allocation   Blue Chip Growth
                          ----------------   ----------------   ----------------   ----------------
Fund Value                         $670.42            $606.13            $839.85            $624.64
One Year Total Return               -32.96%            -39.39%            -16.01%            -37.54%
Period Years                          1.00               1.00               1.00               1.00

                                                  Davis            "Dogs" Of
                           Corporate Bond     Venture Value       Wall Street      Emerging Markets
                          ----------------   ----------------   ----------------   ----------------
Fund Value                         $987.75            $749.50            $849.35            $842.90
One Year Total Return                -1.23%            -25.05%            -15.07%            -15.71%
Period Years                          1.00               1.00               1.00               1.00

                             Federated                                                 Goldman
                          American Leaders     Global Bond      Global Equities     Sachs Research
                          ----------------   ----------------   ----------------   ----------------
Fund Value                         $719.28            $972.81            $648.99            $636.12
One Year Total Return               -28.07%             -2.72%            -35.10%            -36.39%
Period Years                          1.00               1.00               1.00               1.00

                                                                                     International
                                                 Growth                              Diversified
                          Growth & Income     Opportunities     High-Yield Bond        Equities
                          ----------------   ----------------   ----------------   ----------------
Fund Value                         $706.02            $520.99            $856.70            $632.06
One Year Total Return               -29.40%            -47.90%            -14.33%            -36.79%
Period Years                          1.00               1.00               1.00               1.00

                                                    MFS
                           International       Massachusetts          MFS
                          Growth & Income    Investors Trust     Mid-Cap Growth    MFS Total Return
                          ----------------   ----------------   ----------------   ----------------
Fund Value                         $707.71            $707.33            $448.93            $866.58
One Year Total Return               -29.23%            -29.27%            -55.11%            -13.34%
Period Years                          1.00               1.00               1.00               1.00

                           Putnam Growth:                          Sunamerica
                              Voyager          Real Estate          Balanced          Technology
                          ----------------   ----------------   ----------------   ----------------
Fund Value                         $653.25            $974.83            $764.72            $425.82
One Year Total Return               -34.68%             -2.52%            -23.53%            -57.42%
Period Years                          1.00               1.00               1.00               1.00

                                                Worldwide
                          Telecom Utility      High Income
                          ----------------   ----------------
Fund Value                         $678.61            $909.74
One Year Total Return               -32.14%             -9.03%
Period Years                          1.00               1.00

* 1-year returns for these portfolios are not available because the portfolios were not available for one full year.

II.   FS VARIABLE SEPARATE ACCOUNT: HYPOTHETICAL 5-YEAR RETURNS
      (WITHOUT THE PRINCIPAL REWARDS PROGRAM)

      CALCULATION OF ANNUAL RETURN

      FUND VALUE =  1000 (ENDING UNIT VALUE / BEGINNING UNIT VALUE)

      ANNUAL RETURN = (FUND VALUE / 1000)/\(1/5) - 1

      UNIT VALUES - (NOT APPLICABLE)

                               Capital         Government &                            Natural
                            Appreciation       Quality Bond          Growth           Resources
                          ----------------   ----------------   ----------------   ----------------
Fund Value                       $1,029.60          $1,047.65            $996.59          $1,061.91
Five Year Total Return                2.96%              4.76%             -0.34%              6.19%
Period Years                          5.00               5.00               5.00               5.00

                             Aggressive
                               Growth        Alliance Growth    Asset Allocation   Blue Chip Growth*
                          ----------------   ----------------   ----------------   ----------------
Fund Value                         $966.46            $970.66            $980.38                N/A
Five Year Total Return               -3.35%             -2.93%             -1.96%               N/A
Period Years                          5.00               5.00               5.00               5.00

                                                  Davis            "Dogs" Of
                           Corporate Bond      Venture Value      Wall Street*     Emerging Markets
                          ----------------   ----------------   ----------------   ----------------
Fund Value                       $1,025.91            $991.26                N/A            $927.73
Five Year Total Return                2.59%             -0.87%               N/A              -7.23
Period Years                          5.00               5.00               5.00               5.00

                             Federated                                                 Goldman
                          American Leaders     Global Bond      Global Equities     Sachs Research*
                          ----------------   ----------------   ----------------   ----------------
Fund Value                         $978.77          $1,037.53            $932.63                N/A
Five Year Total Return               -2.12%              3.75%             -6.74%               N/A
Period Years                          5.00               5.00               5.00               5.00

                                                                                     International
                                                  Growth                             Diversified
                          Growth & Income     Opportunities*    High-Yield Bond        Equities
                          ----------------   ----------------   ----------------   ----------------
Fund Value                         $984.74                N/A            $944.02            $894.79
Five Year Total Return               -1.53%               N/A              -5.60%            -10.52%
Period Years                          5.00               5.00               5.00               5.00

                                                   MFS
                           International      Massachusetts           MFS
                          Growth & Income    Investors Trust     Mid-Cap Growth*   MFS Total Return
                          ----------------   ----------------   ----------------   ----------------
Fund Value                         $946.72            $957.86                N/A          $1,044.37
Five Year Total Return               -5.33%             -4.21%               N/A              4.44%
Period Years                          5.00               5.00               5.00               5.00

                           Putnam Growth:                          Sunamerica
                              Voyager          Real Estate          Balanced          Technology*
                          ----------------   ----------------   ----------------   ----------------
Fund Value                         $933.23            $994.75            $979.79                N/A
Five Year Total Return               -6.68%             -0.52%             -2.02%               N/A
Period Years                          5.00               5.00               5.00               5.00

                                                Worldwide
                          Telecom Utility      High Income
                          ----------------   ----------------
Fund Value                         $905.67            $961.76
Five Year Total Return              -9.43%              -3.82%
Period Years                          5.00               5.00

* 5-year returns for these portfolios are not available because the portfolios were not available for five full years.

III.  FS VARIABLE SEPARATE ACCOUNT:  HYPOTHETICAL 10-YEAR RETURNS
      (WITHOUT THE PRINCIPAL REWARDS PROGRAM)

      CALCULATION OF ANNUAL RETURN

      FUND VALUE =  1000 (ENDING UNIT VALUE / BEGINNING UNIT VALUE)

      ANNUAL RETURN = (FUND VALUE / 1000)/\(1/10) - 1

      UNIT VALUES - (NOT APPLICABLE)

                               Capital         Government &                            Natural
                            Appreciation       Quality Bond         Growth            Resources
                          ----------------   ----------------   ----------------   ----------------
Fund Value                       $1,104.17          $1,053.94          $1,070.74          $1,079.36
Ten Year Total Return                10.42%              5.39%              7.07%              7.94%
Period Years                         10.00              10.00              10.00              10.00

                             Aggressive
                              Growth*        Alliance Growth*   Asset Allocation*  Blue Chip Growth*
                          ----------------   ----------------   ----------------   ----------------
Fund Value                             N/A                N/A                N/A                N/A
Ten Year Total Return                  N/A                N/A                N/A                N/A
Period Years                         10.00              10.00              10.00              10.00

                                                  Davis            "Dogs" Of
                          Corporate Bond*     Venture Value*      Wall  Street*    Emerging Markets*
                          ----------------   ----------------   ----------------   ----------------
Fund Value                             N/A                N/A                N/A                N/A
Ten Year Total Return                  N/A                N/A                N/A                N/A
Period Years                         10.00              10.00              10.00              10.00

                             Federated                                                 Goldman
                          American Leaders*    Global Bond*     Global Equities*    Sachs Research*
                          ----------------   ----------------   ----------------   ----------------
Fund Value                             N/A                N/A                N/A                N/A
Ten Year Total Return                  N/A                N/A                N/A                N/A
Period Years                         10.00              10.00              10.00              10.00

                                                                                     International
                                                  Growth                             Diversified
                          Growth & Income*    Opportunities*    High-Yield Bond*       Equities*
                          ----------------   ----------------   ----------------   ----------------
Fund Value                             N/A                N/A                N/A                N/A
Ten Year Total Return                  N/A                N/A                N/A                N/A
Period Years                         10.00              10.00              10.00              10.00

                                                   MFS
                           International      Massachusetts           MFS
                          Growth & Income*   Investors Trust*    Mid-Cap Growth*   MFS Total Return*
                          ----------------   ----------------   ----------------   ----------------
Fund Value                             N/A                N/A                N/A                N/A
Ten Year Total Return                  N/A                N/A                N/A                N/A
Period Years                         10.00              10.00              10.00              10.00

                           Putnam Growth:                          Sunamerica
                              Voyager*         Real Estate*         Balanced*         Technology*
                          ----------------   ----------------   ----------------   ----------------
Fund Value                             N/A                N/A                N/A                N/A
Ten Year Total Return                  N/A                N/A                N/A                N/A
Period Years                         10.00              10.00              10.00              10.00

                                                Worldwide
                          Telecom Utility*     High Income*
                          ----------------   ----------------
Fund Value                             N/A                N/A
Ten Year Total Return                  N/A                N/A
Period Years                         10.00              10.00

* 10-year returns for these portfolios are not available because the portfolios were not available for ten full years.

IV. FS VARIABLE SEPARATE ACCOUNT: HYPOTHETICAL LIFETIME RETURNS (WITHOUT THE PRINCIPAL REWARDS PROGRAM)

      FUND VALUE = 1000 (31 - DECEMBER - 2002  / INCEPTION DATE UNIT VALUE)

      ANNUAL RETURN = (FUND VALUE / 1000)/\(1/PERIOD) - 1

                               Capital         Government &                            Natural
                            Appreciation       Quality Bond         Growth            Resources
                          ----------------   ----------------   ----------------   ----------------
Fund Value                       $1,108.03          $1,073.77          $1,095.73          $1,058.59
Annualized Total
  Return Since
  Inception                          10.80%              7.38%              9.57%              5.86%
Period Years                         15.79              18.33              18.33              15.00

                             Aggressive
                               Growth        Alliance Growth    Asset Allocation   Blue Chip Growth
                          ----------------   ----------------   ----------------   ----------------
Fund Value                         $999.63          $1,082.94          $1,056.65            $704.05
Annualized Total
  Return Since
  Inception                          -0.04%              8.29%              5.66%            -29.59%
Period Years                          6.58               9.90               9.51               2.49

                                                  Davis             "Dogs" Of
                           Corporate Bond     Venture Value        Wall Street     Emerging Markets
                          ----------------   ----------------   ----------------   ----------------
Fund Value                       $1,041.39          $1,097.93            $968.32            $904.50
Annualized Total
  Return Since
  Inception                           4.14%              9.79%             -3.17%             -9.55%
Period Years                          9.51               8.18               4.75               5.58

                             Federated                                                 Goldman
                          American Leaders     Global Bond      Global Equities     Sachs Research
                          ----------------   ----------------   ----------------   ----------------
Fund Value                       $1,038.27          $1,052.48          $1,022.92            $728.59
Annualized Total
  Return Since
  Inception                           3.83%              5.25%              2.29%            -27.14%
Period Years                          6.58               9.51               9.90               2.49

                                                                                     International
                                                  Growth                             Diversified
                          Growth & Income      Opportunities    High-Yield Bond        Equities
                          ----------------   ----------------   ----------------   ----------------
Fund Value                       $1,076.73            $608.83          $1,014.70            $959.23
Annualized Total
  Return Since
  Inception                           7.67%            -39.12%              1.47%             -4.08%
Period Years                          9.90               2.49               9.90               8.18

                                                    MFS
                           International      Massachusetts           MFS
                          Growth & Income    Investors Trust     Mid-Cap Growth     MFS Total Return
                          ----------------   ----------------   ----------------   ----------------
Fund Value                         $963.51          $1,040.89            $893.70          $1,087.26
Annualized Total
  Return Since
  Inception                          -3.65%              4.09%            -10.63%              8.73%
Period Years                          5.58               9.90               3.75               8.18

                           Putnam Growth:                          Sunamerica
                              Voyager          Real Estate          Balanced          Technology
                          ----------------   ----------------   ----------------   ----------------
Fund Value                       $1,032.77          $1,026.53          $1,033.39            $423.43
Annualized Total
  Return Since
  Inception                           3.28%              2.65%              3.34%            -57.66%
Period Years                          9.90               5.58               6.58               2.49

                                                Worldwide
                          Telecom Utility      High Income
                          ----------------   ----------------
Fund Value                         $975.26          $1,041.57
Annualized Total
  Return Since
  Inception                          -2.47%              4.16%
Period Years                          6.58               8.18

* The "Annualized Total Return Since Inception" for all portfolios less than 1 year are not annualized.

IV.   CALCULATION OF HYPOTHETICAL ANNUAL RETURN

      UNIT VALUES: (WITHOUT THE PRINCIPAL REWARDS PROGRAM)


                              Capital          Government &                            Natural
                           Appreciation        Quality Bond         Growth            Resources
                          ----------------   ----------------   ----------------   ----------------
Inception Dates                   03/23/87           09/05/84           09/05/84           01/04/88
Inception Date
  Unit Value                        $10.00             $10.00             $10.00             $10.00
12/31/2002                          $11.08             $10.74             $10.96             $10.59


                            Aggressive
                               Growth        Alliance Growth    Asset Allocation   Blue Chip Growth
                          ----------------   ----------------   ----------------   ----------------
Inception Dates                   06/03/96           02/09/93           07/01/93           07/05/00
Inception Date
  Unit Value                        $10.00             $10.00             $10.00             $10.00
12/31/2002                          $10.00             $10.83             $10.57              $7.04


                                                  Davis            "Dogs" Of
                           Corporate Bond     Venture Value       Wall Street      Emerging Markets
                          ----------------   ----------------   ----------------   ----------------
Inception Dates                   07/01/93           10/28/94           04/01/98           06/02/97
Inception Date
  Unit Value                        $10.00             $10.00             $10.00             $10.00
12/31/2002                          $10.41             $10.98              $9.68              $9.04


                             Federated                                                 Goldman
                          American Leaders     Global Bond      Global Equities     Sachs Research
                          ----------------   ----------------   ----------------   ----------------
Inception Dates                   06/03/96           07/01/93           02/09/93           07/05/00
Inception Date
  Unit Value                        $10.00             $10.00             $10.00             $10.00
12/31/2002                          $10.38             $10.52             $10.23              $7.29


                                                                                    International
                                                  Growth                             Diversified
                          Growth & Income     Opportunities     High-Yield Bond        Equities
                          ----------------   ----------------   ----------------   ----------------
Inception Dates                   02/09/93           07/05/00           02/09/93           10/28/94
Inception Date
  Unit Value                        $10.00             $10.00             $10.00             $10.00
12/31/2002                          $10.77              $6.09             $10.15              $9.59


                                                   MFS
                           International       Massachusetts          MFS
                          Growth & Income     Investors Trust    Mid-Cap Growth    MFS Total Return
                          ----------------   ----------------   ----------------   ----------------
Inception Dates                   06/02/97           02/09/93           04/01/99           10/28/94
Inception Date
  Unit Value                        $10.00             $10.00             $10.00             $10.00
12/31/2002                           $9.64             $10.41              $8.94             $10.87


                           Putnam Growth:                          Sunamerica
                              Voyager          Real Estate          Balanced          Technology
                          ----------------   ----------------   ----------------   ----------------
Inception Dates                   02/09/93           06/02/97           06/03/96           07/05/00
Inception Date
  Unit Value                        $10.00             $10.00             $10.00             $10.00
12/31/2002                          $10.33             $10.27             $10.33              $4.23


                                                  Worldwide
                          Telecom Utility        High Income
                          ----------------     ----------------
Inception Dates                   06/03/96           10/28/94
Inception Date
  Unit Value                        $10.00             $10.00
12/31/2002                           $9.75             $10.42

I.    FS VARIABLE SEPARATE ACCOUNT:  HYPOTHETICAL 1-YEAR RETURNS
      (WITH THE PRINCIPAL REWARDS PROGRAM)

      CALCULATION OF ANNUAL RETURN

      FUND VALUE = 1000 (ENDING UNIT VALUE / BEGINNING UNIT VALUE)

      ANNUAL RETURN = (FUND VALUE / 1000) - 1

      UNIT VALUES - (NOT APPLICABLE)

                              Capital          Government &                           Natural
                            Appreciation       Quality Bond          Growth          Resources
                          ----------------   ----------------   ----------------   ----------------
Fund Value                         $686.27          $1,007.83            $691.15            $997.48
One Year Total Return               -31.37%              0.78%            -30.88%             -0.25%
Period Years                          1.00               1.00               1.00               1.00

                            Aggressive
                              Growth          Alliance Growth   Asset Allocation   Blue Chip Growth
                          ----------------   ----------------   ----------------   ----------------
Fund Value                         $665.25            $599.66            $838.07            $618.57
One Year Total Return               -33.48%            -40.03%            -16.19%            -38.14%
Period Years                          1.00               1.00               1.00               1.00

                                                   Davis           "Dogs" Of
                           Corporate Bond      Venture Value      Wall Street      Emerging Markets
                          ----------------   ----------------   ----------------   ----------------
Fund Value                         $988.91            $745.90            $847.76            $841.19
One Year Total Return                -1.11%            -25.41%            -15.22%            -15.88%
Period Years                          1.00               1.00               1.00               1.00

                             Federated                                                 Goldman
                          American Leaders     Global Bond      Global Equities     Sachs Research
                          ----------------   ----------------   ----------------   ----------------
Fund Value                         $715.08            $973.69            $643.40            $630.28
One Year Total Return               -28.49%             -2.63%            -35.66%            -36.97%
Period Years                          1.00               1.00               1.00               1.00

                                                                                     International
                                                 Growth                               Diversified
                          Growth & Income     Opportunities     High-Yield Bond        Equities
                          ----------------   ----------------   ----------------   ----------------
Fund Value                         $701.56            $512.85            $855.26            $626.14
One Year Total Return               -29.84%            -48.72%            -14.47%            -37.39%
Period Years                          1.00               1.00               1.00               1.00

                                                    MFS
                           International       Massachusetts          MFS
                          Growth & Income     Investors Trust    Mid-Cap Growth    MFS Total Return
                          ----------------   ----------------   ----------------   ----------------
Fund Value                         $703.28            $702.89            $439.33            $865.33
One Year Total Return               -29.67%            -29.71%            -56.07%            -13.47%
Period Years                          1.00               1.00               1.00               1.00

                           Putnam Growth:                          Sunamerica
                              Voyager          Real Estate          Balanced          Technology
                          ----------------   ----------------   ----------------   ----------------
Fund Value                         $647.74            $975.75            $761.43            $415.80
One Year Total Return               -35.23%             -2.42%            -23.86%            -58.42%
Period Years                          1.00               1.00               1.00               1.00

                                                Worldwide
                          Telecom Utility      High Income
                          ----------------   ----------------
Fund Value                         $673.62            $909.36
One Year Total Return               -32.64%             -9.06%
Period Years                          1.00               1.00

* 1-year returns for these portfolios are not available because the portfolios were not available for one full year.

II.   FS VARIABLE SEPARATE ACCOUNT:  HYPOTHETICAL 5-YEAR RETURNS
      (WITH THE PRINCIPAL REWARDS PROGRAM)

      CALCULATION OF ANNUAL RETURN

      FUND VALUE =  1000 (ENDING UNIT VALUE / BEGINNING UNIT VALUE)

      ANNUAL RETURN = (FUND VALUE / 1000)/\(1/5) - 1

      UNIT VALUES - (NOT APPLICABLE)

                              Capital          Government &                            Natural
                           Appreciation        Quality Bond         Growth            Resources
                          ----------------   ----------------   ----------------   ----------------
Fund Value                       $1,030.27          $1,048.62            $996.65          $1,063.13
Five Year Total Return                3.03%              4.86%             -0.34%              6.31%
Period Years                          5.00               5.00               5.00               5.00

                            Aggressive
                              Growth         Alliance Growth     Asset Allocation  Blue Chip Growth*
                          ----------------   ----------------    ----------------   ----------------
Fund Value                         $965.89            $970.18            $980.12                N/A
Five Year Total Return               -3.41%             -2.98%             -1.99%               N/A
Period Years                          5.00               5.00               5.00               5.00

                                                  Davis            "Dogs" Of
                           Corporate Bond     Venture Value       Wall Street*     Emerging Markets
                          ----------------   ----------------   ----------------   ----------------
Fund Value                       $1,026.53            $991.22                N/A            $926.23
Five Year Total Return                2.65%             -0.88%               N/A              -7.38%
Period Years                          5.00               5.00               5.00               5.00

                             Federated                                                Goldman
                          American Leaders     Global Bond      Global Equities    Sachs Research*
                          ----------------   ----------------   ----------------   ----------------
Fund Value                         $978.47          $1,038.34            $931.25                N/A
Five Year Total Return               -2.15%              3.83%             -6.88%               N/A
Period Years                          5.00               5.00               5.00               5.00

                                                                                    International
                                                 Growth                              Diversified
                          Growth & Income     Opportunities*    High-Yield Bond        Equities
                          ----------------   ----------------   ----------------   ----------------
Fund Value                         $984.56                N/A            $942.93            $892.33
Five Year Total Return               -1.54%               N/A              -5.71%            -10.77%
Period Years                          5.00               5.00               5.00               5.00

                                                    MFS
                           International      Massachusetts           MFS
                          Growth & Income    Investors Trust     Mid-Cap Growth*   MFS Total Return
                          ----------------   ----------------   ----------------   ----------------
Fund Value                         $945.69            $957.09                N/A          $1,045.30
Five Year Total Return               -5.43%             -4.29%               N/A               4.53%
Period Years                          5.00               5.00               5.00               5.00

                           Putnam Growth:                          Sunamerica
                              Voyager          Real Estate          Balanced         Technology*
                          ----------------   ----------------   ----------------   ----------------
Fund Value                         $931.86            $994.80            $979.51                N/A
Five Year Total Return               -6.81%             -0.52%             -2.05%               N/A
Period Years                          5.00               5.00               5.00               5.00

                                                Worldwide
                          Telecom Utility      High Income
                          ----------------   ----------------
Fund Value                         $903.54            $961.10
Five Year Total Return               -9.65%             -3.89%
Period Years                          5.00               5.00

* 5-year returns for these portfolios are not available because the portfolios were not available for five full years.

III.  FS VARIABLE SEPARATE ACCOUNT:  HYPOTHETICAL 10-YEAR RETURNS
      (WITH THE PRINCIPAL REWARDS PROGRAM)

      CALCULATION OF ANNUAL RETURN

      FUND VALUE =  1000 (ENDING UNIT VALUE / BEGINNING UNIT VALUE)

      ANNUAL RETURN = (FUND VALUE / 1000)/\(1/10) - 1

      UNIT VALUES - (NOT APPLICABLE)

                              Capital          Government &                            Natural
                            Appreciation       Quality Bond         Growth            Resources
                          ----------------   ----------------   ----------------   ----------------
Fund Value                       $1,106.36          $1,056.04          $1,072.87          $1,081.53
Ten Year Total Return                10.64%              5.60%              7.29%              8.15%
Period Years                         10.00              10.00              10.00              10.00

                             Aggressive
                               Growth*       Alliance Growth*   Asset Allocation*  Blue Chip Growth*
                          ----------------   ----------------   ----------------   ----------------
Fund Value                             N/A                N/A                N/A                N/A
Ten Year Total Return                  N/A                N/A                N/A                N/A
Period Years                         10.00              10.00              10.00              10.00

                                                  Davis            "Dogs" Of
                           Corporate Bond*    Venture Value*      Wall Street*     Emerging Markets*
                          ----------------   ----------------   ----------------   ----------------
Fund Value                             N/A                N/A                N/A                N/A
Ten Year Total Return                  N/A                N/A                N/A                N/A
Period Years                         10.00              10.00              10.00              10.00

                             Federated                                                 Goldman
                          American Leaders*    Global Bond*     Global Equities*   Sachs Research*
                          ----------------   ----------------   ----------------   ----------------
Fund Value                             N/A                N/A                N/A               N/A
Ten Year Total Return                  N/A                N/A                N/A               N/A
Period Years                         10.00              10.00              10.00             10.00

                                                                                     International
                                                 Growth                               Diversified
                          Growth & Income*    Opportunities*    High-Yield Bond*       Equities*
                          ----------------   ----------------   ----------------   ----------------
Fund Value                             N/A                N/A                N/A                N/A
Ten Year Total Return                  N/A                N/A                N/A                N/A
Period Years                         10.00              10.00              10.00              10.00

                                                   MFS
                           International       Massachusetts          MFS
                          Growth & Income*   Investors Trust*    Mid-Cap Growth*   MFS Total Return*
                          ----------------   ----------------   ----------------   ----------------
Fund Value                             N/A                N/A                N/A                N/A
Ten Year Total Return                  N/A                N/A                N/A                N/A
Period Years                         10.00              10.00              10.00              10.00

                           Putnam Growth:                          Sunamerica
                              Voyager*         Real Estate*         Balanced*        Technology*
                          ----------------   ----------------   ----------------   ----------------
Fund Value                             N/A                N/A                N/A                N/A
Ten Year Total Return                  N/A                N/A                N/A                N/A
Period Years                         10.00              10.00              10.00              10.00

                                                Worldwide
                          Telecom Utility*     High Income*
                          ----------------   ----------------
Fund Value                             N/A                N/A
Ten Year Total Return                  N/A                N/A
Period Years                         10.00              10.00

* 10-year returns for these portfolios are not available because the portfolios were not available for ten full years.

IV. FS VARIABLE SEPARATE ACCOUNT: HYPOTHETICAL LIFETIME RETURNS (WITH THE PRINCIPAL REWARDS PROGRAM)

      FUND VALUE = 1000 (31 - DECEMBER - 2002  / INCEPTION DATE UNIT VALUE)

      ANNUAL RETURN = (FUND VALUE / 1000)/\(1/PERIOD) - 1

                               Capital         Government &                            Natural
                            Appreciation       Quality Bond          Growth           Resources
                          ----------------   ----------------   ----------------   ----------------
Fund Value                       $1,109.44          $1,074.94          $1,096.93          $1,060.03
Annualized Total
  Return Since
  Inception                          10.94%              7.49%              9.69%              6.00%
Period Years                         15.79              18.33              18.33              15.00

                            Aggressive
                               Growth        Alliance Growth    Asset Allocation   Blue Chip Growth
                          ----------------   ----------------   ----------------   ----------------
Fund Value                         $999.67          $1,085.11          $1,058.86            $696.83
Annualized Total
  Return Since
  Inception                          -0.03%              8.51%              5.89%            -30.32%
Period Years                          6.58               9.90               9.51               2.49

                                                  Davis            "Dogs" Of
                           Corporate Bond     Venture Value       Wall Street      Emerging Markets
                          ----------------   ----------------   ----------------   ----------------
Fund Value                       $1,043.58          $1,100.60            $967.81            $902.20
Annualized Total
  Return Since
  Inception                           4.36%             10.06%             -3.22%             -9.78%
Period Years                          9.51               8.18               4.75               5.58

                             Federated                                                 Goldman
                          American Leaders     Global Bond      Global Equities      Sachs Research
                          ----------------   ----------------   ----------------   ----------------
Fund Value                       $1,038.99          $1,054.69          $1,024.99            $722.21
Annualized Total
  Return Since
  Inception                           3.90%              5.47%              2.50%            -27.78%
Period Years                          6.58               9.51               9.90               2.49

                                                                                     International
                                                  Growth                              Diversified
                          Growth & Income     Opportunities      High-Yield Bond        Equities
                          ----------------   ----------------   ----------------   ----------------
Fund Value                       $1,078.89            $597.63          $1,016.74            $961.58
Annualized Total
  Return Since
  Inception                           7.89%            -40.24%              1.67%             -3.84%
Period Years                          9.90               2.49               9.90               8.18

                                                   MFS
                           International      Massachusetts           MFS
                          Growth & Income    Investors Trust     Mid-Cap Growth    MFS Total Return
                          ----------------   ----------------   ----------------   ----------------
Fund Value                         $962.82          $1,042.98            $891.50          $1,089.91
Annualized Total
  Return Since
  Inception                          -3.72%              4.30%            -10.85%              8.99%
Period Years                          5.58               9.90               3.75               8.18

                           Putnam Growth:                         Sunamerica
                              Voyager          Real Estate         Balanced           Technology
                          ----------------   ----------------   ----------------   ----------------
Fund Value                       $1,034.85          $1,027.12          $1,034.04            $398.43
Annualized Total
  Return Since
  Inception                           3.49%              2.71%              3.40%            -60.16%
Period Years                          9.90               5.58               6.58               2.49

                                                Worldwide
                          Telecom Utility      High Income
                          ----------------   ----------------
Fund Value                         $974.79          $1,044.11
Annualized Total
  Return Since
  Inception                          -2.52%              4.41%
Period Years                          6.58                8.18

* The "Annualized Total Return Since Inception" for all portfolios less than 1 year are not annualized.

IV.   CALCULATION OF HYPOTHETICAL ANNUAL RETURN

      UNIT VALUES: (WITH THE PRINCIPAL REWARDS PROGRAM)


                              Capital          Government &                            Natural
                            Appreciation       Quality Bond         Growth            Resources
                          ----------------   ----------------   ----------------   ----------------
Inception Dates                   03/23/87           09/05/84           09/05/84           01/04/88
Inception Date
  Unit Value                        $10.00             $10.00             $10.00             $10.00
12/31/2002                          $11.09             $10.75             $10.97             $10.60


                             Aggressive
                               Growth        Alliance Growth    Asset Allocation   Blue Chip Growth
                          ----------------   ----------------   ----------------   ----------------
Inception Dates                   06/03/96           02/09/93           07/01/93           07/05/00
Inception Date
  Unit Value                        $10.00             $10.00             $10.00             $10.00
12/31/2002                          $10.00             $10.85             $10.59              $6.97


                                                   Davis           "Dogs" Of
                           Corporate Bond      Venture Value      Wall Street      Emerging Markets
                          ----------------   ----------------   ----------------   ----------------
Inception Dates                   07/01/93           10/28/94           04/01/98           06/02/97
Inception Date
  Unit Value                        $10.00             $10.00             $10.00             $10.00
12/31/2002                          $10.44             $11.01              $9.68              $9.02


                             Federated                                                Goldman
                          American Leaders     Global Bond      Global Equities     Sachs Research
                          ----------------   ----------------   ----------------   ----------------
Inception Dates                   06/03/96           07/01/93           02/09/93           07/05/00
Inception Date
  Unit Value                        $10.00             $10.00             $10.00             $10.00
12/31/2002                          $10.39             $10.55             $10.25              $7.22


                                                                                     International
                                                  Growth                             Diversified
                          Growth & Income      Opportunities    High-Yield Bond        Equities
                          ----------------   ----------------   ----------------   ----------------
Inception Dates                   02/09/93           07/05/00           02/09/93           10/28/94
Inception Date
  Unit Value                        $10.00             $10.00             $10.00             $10.00
12/31/2002                          $10.79              $5.98             $10.17              $9.62


                                                   MFS
                           International      Massachusetts           MFS
                          Growth & Income    Investors Trust     Mid-Cap Growth    MFS Total Return
                          ----------------   ----------------   ----------------   ----------------
Inception Dates                   06/02/97           02/09/93           04/01/99           10/28/94
Inception Date
  Unit Value                        $10.00             $10.00             $10.00             $10.00
12/31/2002                           $9.63             $10.43              $8.92             $10.90


                           Putnam Growth:                          Sunamerica
                              Voyager          Real Estate          Balanced         Technology
                          ----------------   ----------------   ----------------   ----------------
Inception Dates                   02/09/93           06/02/97           06/03/96           07/05/00
Inception Date
  Unit Value                        $10.00             $10.00             $10.00             $10.00
12/31/2002                          $10.35             $10.27             $10.34              $3.98


                                                Worldwide
                          Telecom Utility      High Income
                          ----------------   ----------------
Inception Dates                   06/03/96           10/28/94
Inception Date
  Unit Value                        $10.00             $10.00
12/31/2002                           $9.75             $10.44


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